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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of July 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-R7)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                   333-112203                33-0885129
           --------                                   ----------                ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                   92868
------------------                                                   -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2004 among Ameriquest Mortgage Securities Inc. as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee (attached without exhibits).

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 11, 2004


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John P. Grazer
                                                -------------------------------
                                            Name:   John P. Grazer
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX



                        Item 601 (a) of              Sequentially
Exhibit                 Regulation S-K               Numbered
Number                  Exhibit No.                  Description                       Page
------                  -----------                  -----------                       ----
1                       4                            Pooling and Servicing Agreement   5
                                                     (attached without exhibits)